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                                  Exhibit 10.33

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                             1997 STOCK OPTION PLAN

      1.  PURPOSE; DEFINITIONS.

      1.1 Purpose. The purpose of the Plan is to attract, retain, and motivate the officers and employees of the Company who are not subject to a collective bargaining agreement, as well as the consultants to and directors of the Company, by giving all of them the opportunity to acquire Stock ownership in the Company and thereby instilling in them the same goals as the Company's other equity owners.

      1.2 Definitions. For purposes of the Plan, the following terms shall have the following meanings:

      1.2.1 "Administrator" shall mean the Compensation Committee referred to in
      Section 4 in its capacity as  administrator of the Plan in accordance with
      Section 4.

      1.2.2 "Board" shall mean the Board of Directors of the Company.

      1.2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      1.2.4 "Company" shall mean Alternative Technology Resources, Inc., a Delaware corporation.

      1.2.5 "Director" shall mean a member of the Board.

      1.2.6 "Effective Date" shall have the meaning set forth in Section 2.

      1.2.7 "Eligible Person" shall mean, in the case of the grant of an Incentive Stock Option, all employees of the Company who are not subject to a collective bargaining agreement, and in the case of a Non-qualified Stock Option, any director (including a director who is also a member of the Compensation Committee), officer, consultant, or employee of the Company who is not subject to a collective bargaining agreement.

      1.2.8 "Fair Market Value" shall mean the value established by the Administrator for purposes of granting Options under the Plan.

      1.2.9 "Grant Date" shall mean the date of grant of any Option.

      1.2.10 "Incentive Stock Option" shall mean an option which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that Section.

      1.2.11 "Non-qualified Stock Option" shall mean an option which is designated a Non-qualified Stock Option.

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      1.2.12  "Option" shall mean an option to purchase  common stock under this
      Plan. An Option shall be designated by the Committee as either an Incentive Stock Option or a Non-qualified Stock Option.

      1.2.13 "Option Agreement" shall mean the written option agreement with respect to an Option.

      1.2.14 "Optionee" shall mean the holder of an Option.

      1.2.15 "Plan" shall mean this Alternative Technology Resources, Inc., 1997 Stock Option Plan, as amended from time to time.

      1.2.16 "Stock" shall mean the common stock of the Company, par value $0.01, and any successor entity to the Company.

      1.2.17 "Tax Date" shall mean the date defined in Section 7.

      1.2.18 "Vesting Date" shall mean the date on which an Option becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

      2.  EFFECTIVE DATE; TERM OF PLAN.

      The Effective Date of this Plan shall be upon shareholder approval of this Plan pursuant to Delaware Corporation Laws Section 216 which shall occur within twelve (12) months of the date of Board approval. This Plan, but not Options already granted, shall terminate automatically five (5) years after its adoption by the Board, unless terminated earlier by the Board under Section 13. No Options shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms.

      3. NUMBER AND SOURCE OF SHARES OF STOCK SUBJECT TO THE PLAN.

      Subject to the provisions of Section 8, the total number of shares of Stock with respect to which Options may be granted under this Plan is three million (3,000,000) shares of Stock. The shares of Stock covered by any canceled, expired, or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares or treasury shares.

      4.  ADMINISTRATION OF THE PLAN.

      This Plan shall be administered by a committee of at least two (2) non-employee members of the Board to which administration of this Plan is delegated by the Board (the "Compensation Committee"). The "Administrator" shall mean the "Compensation Committee" referred to in this Section 4 in its capacity as administrator of the Plan in accordance with this Section
      4. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

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      Subject to the express  provisions of this Plan, the  Administrator  shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Optionees under this Plan; to further define the terms used in this Plan; to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

      Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action, or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the Compensation Committee and revest in the Board the administration of the Plan.

      To the extent permitted by applicable law in effect from time to time, no member of the Compensation Committee or the Board of Directors shall be liable for any action or omission of any other member of the Compensation Committee or the Board of Directors, nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to the Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Compensation Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Compensation Committee or Board arising with respect to the Plan or administration thereof, or out of membership on the Compensation Committee or Board, or by the Company, or all or any combination of the preceding; provided, the director or Compensation Committee member was acting in good faith, within what such director or Compensation Committee member reasonably believed to have been within the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees, or devisees of a director or Compensation Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

      5. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

      5.1 Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of the Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under the Plan may be granted. Each Option so granted shall be designated by the Administrator as either a Non-qualified Stock Option or an Incentive Stock Option. However, any Options designated as Incentive Stock Options that are subsequently determined to not qualify, shall then be deemed to be Non-qualified Stock Options.

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      Subject to the express  provisions of this Plan, the  Administrator  shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price, and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company shall provide the Optionee with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price, and the terms and conditions for exercise of the Option.

      The Administrator may, in its absolute discretion, grant Options under this Plan to an Eligible Person at any time and from time to time before the expiration of five (5) years from the Effective Date.

      5.2 General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose.

      5.3 Exercise of Option. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer or employee who is not subject to a collective bargaining agreement, or as a consultant to or director of the Company, until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

      5.4 Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten (10) years after the grant of the Option (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company), and shall be subject to earlier termination as hereinafter provided.

      5.5 Exercise Price. Unless otherwise specified by the Administrator, the exercise price of any option shall be one hundred percent (100%) of the fair market value of the Company's common stock on the date of option grant. However, in the case of Incentive Stock Options to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the exercise price shall be one hundred ten percent (110%) of the fair market value and shall be subject to earlier termination as hereinafter provided.

      5.6 Method of Exercise. To the extent the right to purchase shares of Stock has accrued, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised and accompanied by payment in full of the exercise price.

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      5.7  Payment for Option Shares.

      5.7.1 General Rule. The entire Exercise Price of Stock issued upon exercise of Options shall be payable in cash, wire transfer, certified check, or, at the absolute discretion of the Administrator, by non-certified check, at the time when such Stock is purchased, except as follows:

      (a) In the case of an Incentive Stock Option granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Option Agreement. The Option Agreement may, in the Compensation Committee's sole discretion, specify that payment may be made in any form(s) described herein.

      (b) In the case of a Non-Qualified Stock Option, the Compensation Committee, in its sole discretion, may specify payment in any form(s) described herein.

      5.7.2 Surrender of Stock. To the extent that this Section 5.7.2 is applicable, payment for all or any part of the exercise price, but not the payment of withholding taxes, may be made with Stock which has already been owned by the Optionee for more than six (6) months. Such Stock shall be valued at its fair market value on the date of exercise of the new Stock being purchased under the Plan.

      5.7.3 Exercise/Sale. To the extent that this Section 5.7.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and/or any withholding taxes.

      5.7.4 Exercise/Pledge. To the extent that this Section 5.7.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and/or any withholding taxes.

      5.8 Restrictions on Stock; Option Agreement. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Option Agreement by the Company and the Optionee.

      5.9 Non-Assignability Of Option Rights. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee may exercise an Option.

      5.10  Exercise After Certain Events.

      5.10.1 Termination as an employee, director, or consultant, or becoming subject to a collective bargaining agreement. If for any reason other than permanent and total disability or death (as defined below) an Optionee

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      ceases to be  employed  by or to be a  consultant  to or  director  of the
      Company, or if an Optionee becomes subject to a collective bargaining agreement, Options held on the date of such termination or on the date the employee becomes subject to a collective bargaining agreement (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after such date, or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten (10) years from the Grant Date).

      If an Optionee granted an Incentive Stock Option terminates employment but continues as a consultant, advisor, or in a similar capacity to the Company, the Optionee need not exercise the Option within three (3) months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to the Company (one (1) year in the event of permanent disability or death). However, if the Optionee does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

      5.10.2 Permanent Disability and Death. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies while employed by the Company, or while acting as an officer, consultant, or director of the Company (or if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, by the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten (10) years from the Grant Date).

      5.11 Compliance With Securities Laws. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the Option Agreement evidencing the Option.

      6. LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS.

      6.1 The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Optionee during any calendar year under this Plan, together with that of Stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 9(a) by such Optionee under any other plan of the Company or any Subsidiary), shall not exceed $100,000.

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      6.2 There shall be imposed in the Option  Agreement  relating to Incentive
      Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

      6.3 No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Stock (determined as of the Grant Date) subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the Grant Date.

      6.4 No Incentive Stock Option may be granted to any person who is not an employee of the Company.

      7.  PAYMENT OF TAXES.

      Upon the disposition by an Optionee or other person of shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Optionee or such other person to pay by cash, or by check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date") and may be a condition prior to the delivery of any certificate for shares or registration of the transfer of such shares.

      8.  ADJUSTMENT FOR CHANGES IN CAPITALIZATION.

      The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise. Subject to Section 9, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend, or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised, will be made.

      9.  DISSOLUTION, LIQUIDATION, OR MERGER.

      9.1 Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination, or reorganization in

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      which  the  Company  is  not  the  surviving  corporation,  or a  sale  of substantially  all of the assets of the Company,  any outstanding  Options
      shall  become  fully  vested   immediately   upon  the  Company's   public
      announcement of any one of the foregoing. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this paragraph. If the Optionee does not exercise the entire Option within ninety (90) days, the Administrator, in its sole and absolute discretion, may, with respect to the unexercised portion of the Option:

      9.1.1 cancel the Option upon payment to the Optionee of an amount equal to the difference between the closing price of the stock underlying the Option quoted the date before such liquidation, dissolution, merger, consolidation, combination, or reorganization, and the exercise price of the Option; or

      9.2.1 assign the Option and all rights and obligations under it to the successor entity, with all such rights and obligations being assumed by the successor entity.

      9.2 Company Is the Survivor. In the event of a merger, consolidation, combination, or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

      10.  CHANGE OF CONTROL.

      If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions in which any one of the following occurs: (i) the Company issues securities equal to twenty-five percent (25%) or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to twenty-five percent (25%) or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation, or other business combination,
      (iii) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. See
      Section 9 with respect to Options vesting upon the occurrence of either of the events described in (iii) or (iv) of this Section 10 and the result upon the non-exercise of the Options.

      11.  SUSPENSION AND TERMINATION.

      In the  event  the  Board  or the  Administrator  reasonably  believes  an
      Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Administrator determines that an Optionee has

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      committed an act of  embezzlement,  fraud,  breach of fiduciary  duty,  or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, is involved in the spreading of rumors or misinformation about the Company, induces or attempts to induce an employee to leave the employment of the Company, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any
      Option  hereunder.  In  making  such  determination,   the  Board  or  the
      Administrator shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

      12. NO RIGHTS AS SHAREHOLDER OR TO CONTINUED EMPLOYMENT.

      An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 8 and 9, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer on any Optionee the rights to continued employment by the Company.

      13.  TERMINATION; AMENDMENT.

      The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension, or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, any amendment which materially increases the benefits accruing to participants under this Plan shall be subject to the approval of the Company's shareholders. Further, the Board may amend this Plan to comply with Federal and State securities laws.

      14.  GOVERNING LAW.

      This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

      15.  FINANCIAL INFORMATION.

      Each optionee shall receive a copy of the Company's Annual and Quarterly reports on Forms 10-KSB and 10-QSB as filed with the Securities and Exchange Commission.